UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
January 12, 2021
Date of Report (Date of earliest event reported)

SHAKE SHACK INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36823	47-1941186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

225 Varick Street
Suite 301
New York,	New York	10014
(Address of principal executive offices)		(Zip Code)

(646) 747-7200
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	SHAK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Item 2.02 Results of Operations and Financial Condition.
On January 12, 2021, Shake Shack Inc. (the “Company”) issued a press release announcing its preliminary unaudited results for the fiscal fourth quarter and fiscal year ended December 30, 2020.

The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such a filing.
Item 7.01 Regulation FD Disclosure.
On January 12, 2021, the Company issued a press release as referred to in Item 2.02 above. The Company also provided supplemental financial information for the fiscal fourth quarter and fiscal year ended December 30, 2020 on its website at investor.shakeshack.com. The supplemental financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and it and the press release referred to in Item 2.02 above shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

The Company will present its preliminary unaudited results for the fiscal fourth quarter and fiscal year ended December 30, 2020 at the 23rd Annual ICR Virtual Conference on January 12, 2021. All interested parties may listen to a simultaneous webcast of the presentation, which will be accessible from the Company’s investor relations website at investor.shakeshack.com. The presentation will begin at 8:30 a.m. ET.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Exhibit Description
99.1	Shake Shack Inc. press release dated January 12, 2021
99.2	Supplemental Financial Information dated January 12, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shake Shack Inc.
(Registrant)

	By:	/s/ Tara Comonte
Tara Comonte
Date: January 12, 2021		President and Chief Financial Officer